JPMORGAN INSURANCE TRUST

JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
(All Share Classes)

Supplement dated December 19, 2008
to the Prospectuses dated May 1, 2008, as supplemented

The following information supersedes any information to the contrary relating to the JPMorgan Insurance Trust Intrepid Growth Portfolio and JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolios”), including any prior supplements. The portfolio information under “The Portfolio Managers” heading in “The Portfolios’ Management and Administration” section of the Prospectuses for the Portfolios is hereby deleted in its entirety and replaced by the following:

JPMorgan Chase began managing behavioral finance strategies in 1993 and now employs over 50 investment professionals worldwide who are dedicated to the strategy, including a large team allocated to the U.S. marketplace. There are common principles and processes employed across many of the strategies and the collective knowledge is an asset to all of our behavioral finance products.

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, has been the Chief Investment Officer of the U.S. Behavioral Finance Group since 2008. As such, he is responsible for the JPMorgan Intrepid strategies, including these Portfolios, and for the behavioral small cap strategies. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm.

The portfolio management team for these Portfolios is led by Mr. Blum. Other members of the portfolio management team include Robert Weller, Vice President of JPMIM and a CFA charterholder, and Jason Alonzo, Vice President of JPMIM. Mr. Weller has been with JPMIM or its affiliates (or one of their predecessors) since 1997. Prior to 2003 when Mr. Weller joined the portfolio management team, he worked in the JPMorgan Private Bank Target Portfolio Manager group. Mr. Alonzo has been with JPMIM or its affiliates (or one of their predecessors) since 2000. Prior to joining the portfolio management team in 2003, he served as an investment assistant in the U.S. Equity Group. In addition to their portfolio management responsibilities for the Portfolios, Mr. Weller and Mr. Alonzo have had day-to-day portfolio management responsibilities for the JPMorgan Intrepid Funds since 2004 and 2005, respectively.

In addition, Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder, is a portfolio manager with respect to the Intrepid Mid Cap Portfolio. Mr. Ruhl has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-JPMIT-INTPD-1208